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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS CONSENT

      We consent to the incorporation by reference in this registration statement of Dectron Internationale Inc. on Form S-8 of our report dated March 30, 2001, appearing in the Annual Report on Form 10-KSB of Dectron Internationale Inc. for the year ended January 31, 2001.


/s/ SCHWARTZ LEVITSKY FELDMAN LLP
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SCHWARTZ LEVITSKY FELDMAN LLP
Montreal, Quebec

February 14, 2002